Exhibit 99.1

CULP ANNOUNCES RESULTS FOR FIRST QUARTER FISCAL 2024,

WITH BETTER-THAN-EXPECTED OPERATING IMPROVEMENT AND

CONTINUED SOLID FINANCIAL POSITION

HIGH POINT, N.C. (August 30, 2023) ─ Culp, Inc. (NYSE: CULP) (together with its consolidated subsidiaries, “CULP”) today reported financial and operating results for the first quarter ended July 30, 2023.

Fiscal 2024 First Quarter Financial Summary

▪
Net sales for the first quarter of fiscal 2024 were $56.7 million, down 9.5 percent compared with the prior-year period, with mattress fabrics sales flat, down 0.5 percent (a solid performance in the face of industry softness), and upholstery fabrics sales down 17.4 percent compared to a strong quarter the prior year (fueled by a lift in sales following pandemic-related shutdowns in China).
▪
Loss from operations was $(3.1) million, which included $517,000 in mostly non-cash restructuring and related charges associated with the discontinued production of cut and sewn upholstery kits in Haiti during the quarter.
▪
Excluding this $517,000, adjusted loss from operations for the quarter was $(2.6) million, a better-than-expected improvement as compared with loss from operations of $(4.7) million for the prior-year period and loss from operations of $(4.0) million for the fourth quarter of fiscal 2023. (See reconciliation table at the back of this press release.)
▪
Net loss was $(3.3) million, or $(0.27) per diluted share, compared with a net loss of $(5.7) million, or $(0.47) per diluted share, for the prior-year period. Net loss for the quarter included the $517,000 in restructuring and related charges noted above. The effective tax rate for the first quarter was negative (26.5) percent, reflecting the company’s mix of taxable income between its U.S. and foreign jurisdictions during the period.
▪
The company maintained a solid balance sheet, with total cash of $16.8 million and no outstanding borrowings as of July 30, 2023. Total liquidity as of July 30, 2023, was $42.3 million (consisting of $16.8 million in cash and $25.5 million in borrowing availability under the company's domestic credit facility).
▪
Adjusted EBITDA for the period was close to break even at negative $(416,000), as compared to adjusted EBITDA of negative $(2.7) million for the prior-year period.

CEO Commentary

Commenting on the results, Iv Culp, president and chief executive officer of Culp, Inc., said, “We are pleased to report better than expected improvement in our operating performance for the first quarter, as we are continuing our aggressive business transformation. As expected, our top-line performance was impacted by the difficult macro-economic environment that continues to pressure the industries we service. However, our operating performance improved despite this pressure on sales, driven by internal improvements in both businesses. In our mattress fabrics segment, we continue to gain market position with the roll out of new fabric and sewn cover placements that are priced in line with current costs. This segment also achieved a 52 percent improvement in its operating results as compared to the prior-year period, and a 45 percent improvement as compared sequentially to the prior quarter. These gains were driven by our ongoing focus on operational efficiencies and cost reduction initiatives across our locations. For the upholstery fabrics segment, we saw operational improvements and fixed cost savings, along with solid demand in our hospitality/contract business, including

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CULP Announces Results for First Quarter Fiscal 2024, With Better-Than-Expected Operating Improvement and Continued Solid Financial Position

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improvement for Read Window. However, sales in our residential fabrics business were lower as compared to the first quarter of last fiscal year, which was a strong quarter, due to the ongoing demand softness affecting the home furnishings industry.

“We also continued our diligent focus on prudent financial management, including maintaining a strong balance sheet and ensuring a strategic level of working capital. We ended the quarter with $16.8 million in cash and no outstanding borrowings. We believe we are well positioned, and we are strategically investing in our business, especially within our mattress fabrics segment, to support future profitable sales growth and further improve operating efficiencies.

“Understanding that the furniture and bedding macro-environment remains challenged, we continue to manage the aspects of our business we can control, taking necessary steps to withstand current market conditions and position our business for renewed growth. We believe this recovery will be led by our mattress fabrics segment, where our ongoing execution of a comprehensive business transformation plan is laying the foundation for steady, sequential improvement in this business. Although market conditions are pressuring the residential home furnishings industry, it is important to note that our upholstery fabrics business has maintained consistent profitability despite these market pressures, and demand remains solid in our growing hospitality business. We also further rationalized our upholstery cut and sew operation in Haiti during the quarter by discontinuing production of cut and sewn upholstery kits from this platform. This move, which was driven by ongoing demand softness for residential upholstery kits, allows us to further reduce our cost structure while utilizing our strong Asian (China and Vietnam) supply chain to support the needs of our customers.

“While the difficult industry environment affecting the mattress and residential home furnishings industries is expected to continue for some time, our market position is strong and improving, and we believe we are poised for a considerably better second half performance, with a return to operating profitability in fiscal 2024. Regardless of the current demand backdrop, we expect continued progress in improving our operating results, especially in our mattress fabrics segment, but the speed of our recovery may be affected by overall industry trends. We are well positioned for the long term, and our strong leadership teams, innovative product offerings, creative designs, and resilient global manufacturing and sourcing platform will support us into the future, especially when the industry environment improves,” added Culp.

Business Segment Highlights

Mattress Fabrics Segment (“CHF”) Summary

▪
Sales for this segment were $29.2 million for the first quarter, down 0.5 percent compared with sales of $29.4 million in the first quarter of fiscal 2023.

▪
Sales for the quarter were affected by ongoing industry demand softness, with mattress industry analysis reflecting significant contraction (10 percent in dollars, 20 percent in units) in the domestic mattress market through the first six months of calendar 2023. Notably, CHF revenue over the same general period has remained relatively flat, indicating that CHF has made gains with customers in a difficult market environment.

▪
Operating loss was $(1.4) million for the first quarter, a 52 percent improvement compared to the $(2.9) million operating loss in the prior-year period. Operating performance as compared to the prior-year period was positively affected by new placements priced in line with current costs, improvement in operating efficiencies, and lower costs resulting from the restructuring and rationalization of CHF's cut and sew mattress cover platform in North Carolina initiated during the second quarter of fiscal 2023.

Upholstery Fabrics Segment (“CUF”) Summary

▪
Sales for this segment were $27.4 million for the first quarter, down 17.4 percent compared with sales of $33.2 million in the first quarter of fiscal 2023, which was a strong quarter due to a lift in sales following pandemic-related shutdowns in China.

▪
Sales for CUF's residential fabric business for the quarter were affected by ongoing softness in the residential home furnishings industry, where demand remains pressured by a challenging

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CULP Announces Results for First Quarter Fiscal 2024, With Better-Than-Expected Operating Improvement and Continued Solid Financial Position

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macro-economic environment. Demand remained solid for CUF’s hospitality/contract business during the quarter, with sales for this business accounting for approximately 33 percent of CUF's total sales.

▪
Operating income and operating margin were $1.3 million and 4.8 percent, a 145 percent and 320 basis points improvement, respectively, compared with the prior-year period. Operating performance for the first quarter, as compared to the prior-year period, was positively affected by a higher contribution from hospitality fabrics and the Read Window business; lower costs resulting from the restructuring of CUF's cut and sew platforms during earlier periods; and a more favorable foreign exchange rate associated with CUF's operations in China, as well as other operational improvements. These factors were partially offset by lower residential fabric sales and higher SG&A during the period.

▪
Based on continued demand softness for residential upholstery kits, as well as the strength of CUF's Asian platform, CUF took action during the quarter to discontinue production of cut and sewn upholstery kits in Haiti. This step, which follows an earlier rationalization of this platform in fiscal 2023, resulted in $517,000 in restructuring and related charges during the quarter. CUF took this initiative to further reduce its cost structure and avoid losses that would have otherwise been incurred, while continuing to support customers through its Asian supply chain for cut and sewn kits.

Balance Sheet, Cash Flow, and Liquidity

▪
As of July 30, 2023, the company reported $16.8 million in total cash and no outstanding debt.

▪
Cash flow from operations and free cash flow were negative $(4.4) million and negative $(4.2) million, respectively, for the first three months of fiscal 2024. (See reconciliation table at the back of this press release.) The company’s cash flow from operations and free cash flow during the period were affected by operating losses and investments in working capital and capital expenditures mostly related to the CHF transformation plan.

▪
Capital expenditures for the first three months of fiscal 2024 were $513,000. The company continues to manage capital investments, focusing on projects that will increase efficiencies and improve quality.

▪
As of July 30, 2023, the company had approximately $42.3 million in liquidity, consisting of $16.8 million in total cash and $25.5 million in borrowing availability under the company's domestic credit facility.

Share Repurchases

The company did not repurchase any shares during the first quarter of fiscal 2024, leaving approximately $3.2 million available under the current share repurchase program as of July 30, 2023. Despite the current share repurchase authorization, the company does not expect to repurchase any shares during the second quarter of fiscal 2024.

Financial Outlook

▪
CULP achieved sequential and year-over-year improvement in its operating results for the first quarter of fiscal 2024, although as expected, sales were pressured by ongoing industry demand softness. While the current macroeconomic conditions affecting consumer spending and demand trends are likely to remain for some period, the company remains well-positioned for the long term, especially with the transformation strategy underway in its mattress fabrics division.
▪
Due to the continued volatility in the macro-environment, the company is providing only limited financial guidance for the second quarter of fiscal 2024. The company’s consolidated net sales for the second quarter are expected to be comparable to the second quarter of fiscal 2023, driven by further improvement in the mattress fabrics segment, but offset by lower residential upholstery fabric sales. The company expects a consolidated operating loss (loss from operations) for the second quarter of fiscal 2024 that is in the range of $(2.2) to $(2.6) million, a significant improvement compared to the $(11.9) million operating loss for the prior-year

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CULP Announces Results for First Quarter Fiscal 2024, With Better-Than-Expected Operating Improvement and Continued Solid Financial Position

August 30, 2023

period (which included approximately $6.0 million relating to certain inventory impairment charges, losses from inventory close out sales, and greater than normal inventory markdowns).
▪
The company’s expectations are based on information available at the time of this press release and reflect certain assumptions by management regarding the company’s business and trends and the projected impact of the ongoing headwinds.

Conference Call

Culp, Inc. will hold a conference call to discuss financial results for the first quarter of fiscal 2024 on August 31, 2023, at 11:00 a.m. Eastern Time. A live webcast of this call can be accessed on the “Upcoming Events” section on the investor relations page of the company’s website, www.culp.com. A replay of the webcast will be available for 30 days under the “Past Events” section on the investor relations page of the company’s website, beginning at 2:00 p.m. Eastern Time on August 31, 2023.

Investor Relations Contact

Ken Bowling, EVP, CFO and Treasurer: (336) 881-5630

krbowling@culp.com

About the Company

Culp, Inc. is one of the world’s largest marketers of mattress fabrics for bedding and upholstery fabrics for residential and commercial furniture. The company markets a variety of fabrics to its global customer base of leading bedding and furniture companies, including fabrics produced at Culp’s manufacturing facilities and fabrics sourced through other suppliers. Culp has manufacturing and sourcing capabilities located in the United States, Canada, China, Haiti, Turkey, and Vietnam.

Forward Looking Statements

This release contains “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements. Further, forward looking statements are intended to speak only as of the date on which they are made, and we disclaim any duty to update such statements to reflect any changes in management’s expectations or any change in the assumptions or circumstances on which such statements are based, whether due to new information, future events, or otherwise. Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “anticipate,” “estimate,” “intend,” “plan,” “project,” and their derivatives, and include but are not limited to statements about expectations, projections, or trends for our future operations, strategic initiatives and plans, production levels, new product launches, sales, profit margins, profitability, operating income, capital expenditures, working capital levels, cost savings, income taxes, SG&A or other expenses, pre-tax income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding dividends, share repurchases, liquidity, use of cash and cash requirements, borrowing capacity, investments, potential acquisitions, future economic or industry trends, public health epidemics, or future developments. There can be no assurance that we will realize these expectations or meet our guidance, or that these beliefs will prove correct.

Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, including changes in U.S. trade enforcement priorities, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a

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CULP Announces Results for First Quarter Fiscal 2024, With Better-Than-Expected Operating Improvement and Continued Solid Financial Position

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significant portion of our operations are located outside the United States. Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currencies in Canada and China can have a negative impact on our sales of products produced in those places. In addition, because our foreign operations use the U.S. dollar as their functional currency, changes in the exchange rate between the local currency of those operations and the U.S dollar can affect our reported profits from those foreign operations. Also, economic or political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets. The impact of public health epidemics on employees, customers, suppliers, and the global economy, such as the global coronavirus pandemic currently affecting countries around the world, could also adversely affect our operations and financial performance. In addition, the impact of potential asset impairments, including impairments of property, plant, and equipment, inventory, or intangible assets, as well as the impact of valuation allowances applied against our net deferred income tax assets, could affect our financial results. Increases in freight costs, labor costs, and raw material prices, including increases in market prices for petrochemical products, can also significantly affect the prices we pay for shipping, labor, and raw materials, respectively, and in turn, increase our operating costs and decrease our profitability. Finally, disruption in our customers’ supply chains for non-fabric components may cause declines in new orders and/or delayed shipping of existing orders while our customers wait for other components, which could adversely affect our financial results. Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A “Risk Factors” in our most recent Form 10-K and Form 10-Q reports filed with the Securities and Exchange Commission. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Additional risks and uncertainties that we do not presently know about or that we currently consider to be immaterial may also affect our business operations and financial results.

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CULP, INC.

CONSOLIDATED STATEMENTS OF NET LOSS

FOR THREE MONTHS ENDED JULY 30, 2023, AND JULY 31, 2022

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED
	Amount			Percent of Sales
	(3)
	July 30,	July 31,	% Over	July 30,	July 31,
	2023	2022	(Under)	2023	2022
Net sales	56,662	62,604	(9.5)%	100.0%	100.0%
Cost of sales	(49,577)	(58,476)	(15.2)%	87.5%	93.4%
Gross profit	7,085	4,128	71.6%	12.5%	6.6%
Selling, general and administrative expenses	(9,829)	(8,866)	10.9%	17.3%	14.2%
Restructuring expense (2) (3)	(338)	—	100.0%	0.6%	—
Loss from operations	(3,082)	(4,738)	(35.0)%	(5.4)%	(7.6)%
Interest income	345	17	N.M.	0.6%	0.0%
Other income (expense)	96	(82)	(217.1)%	0.2%	0.1%
Loss before income taxes	(2,641)	(4,803)	(45.0)%	(4.7)%	(7.7)%
Income tax expense (1)	(701)	(896)	(21.8)%	(26.5)%	(18.7)%
Net loss	(3,342)	(5,699)	(41.4)%	(5.9)%	(9.1)%

Net loss per share - basic	$(0.27)	$(0.47)	(41.8)%
Net loss per share - diluted	$(0.27)	$(0.47)	(41.8)%
Average shares outstanding-basic	12,332	12,238	0.8%
Average shares outstanding-diluted	12,332	12,238	0.8%

Notes

(1) Percent of sales column for income tax expense is calculated as a % of loss before income taxes.

(2) Restructuring expense of $338,000 for the three-months ending July 30, 2023, represents a $237,000 impairment charge related mostly to certain machinery and equipment and $101,000 of employee termination benefits related to the discontinuation of production of cut and sewn upholstery kits at our facility in Ouanaminthe, Haiti.

(3) See page 11 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the three-months ending July 30, 2023.

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CULP Announces Results for First Quarter Fiscal 2024, With Better-Than-Expected Operating Improvement and Continued Solid Financial Position

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CONSOLIDATED BALANCE SHEETS

JULY 30 2023, JULY 31, 2022, AND APRIL 30, 2023

Unaudited

(Amounts in Thousands)

	Amounts
	(Condensed)	(Condensed)			(Condensed)
	July 30,	July 31,	Increase (Decrease)		* April 30,
	2023	2022	Dollars	Percent	2023
Current assets
Cash and cash equivalents	$16,812	18,874	(2,062)	(10.9)%	20,964
Short-term investments - Rabbi Trust	791	—	791	100.0%	1,404
Accounts receivable	22,612	24,812	(2,200)	(8.9)%	24,778
Inventories	43,817	63,749	(19,932)	(31.3)%	45,080
Short-term note receivable	252	—	252	100.0%	219
Current income taxes receivable	202	798	(596)	(74.7)%	—
Other current assets	3,578	3,840	(262)	(6.8)%	3,071
Total current assets	88,064	112,073	(24,009)	(21.4)%	95,516
Property, plant & equipment, net	34,929	40,490	(5,561)	(13.7)%	36,111
Right of use assets	7,466	14,556	(7,090)	(48.7)%	8,191
Long-term investments - Rabbi Trust	7,204	9,567	(2,363)	(24.7)%	7,067
Intangible assets	2,158	2,534	(376)	(14.8)%	2,252
Long-term note receivable	1,661	—	1,661	100.0%	1,726
Deferred income taxes	476	546	(70)	(12.8)%	480
Other assets	944	724	220	30.4%	840
Total assets	$142,902	180,490	(37,588)	(20.8)%	152,183
Current liabilities
Accounts payable - trade	26,468	29,097	(2,629)	(9.0)%	29,442
Accounts payable - capital expenditures	257	346	(89)	(25.7)%	56
Operating lease liability - current	2,558	3,126	(568)	(18.2)%	2,640
Deferred compensation	791	—	791	100.0%	1,404
Deferred revenue	1,026	1,368	(342)	(25.0)%	1,192
Accrued expenses	6,615	7,158	(543)	(7.6)%	8,533
Accrued restructuring	10	—	10	100.0%	—
Income taxes payable - current	526	587	(61)	(10.4)%	753
Total current liabilities	38,251	41,682	(3,431)	(8.2)%	44,020
Operating lease liability - long-term	2,994	6,160	(3,166)	(51.4)%	3,612
Income taxes payable - long-term	2,710	3,118	(408)	(13.1)%	2,675
Deferred income taxes	5,864	6,007	(143)	(2.4)%	5,954
Deferred compensation	6,966	9,528	(2,562)	(26.9)%	6,842
Total liabilities	56,785	66,495	(9,710)	(14.6)%	63,103
Shareholders' equity	86,117	113,995	(27,878)	(24.5)%	89,080
Total liabilities and shareholders' equity	$142,902	180,490	(37,588)	(20.8)%	152,183
Shares outstanding	12,344	12,275	69	0.6%	12,327

* Derived from audited financial statements.

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CULP Announces Results for First Quarter Fiscal 2024, With Better-Than-Expected Operating Improvement and Continued Solid Financial Position

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CULP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED JULY 30, 2023, AND JULY 31, 2022

Unaudited

(Amounts in Thousands)

	THREE MONTHS ENDED
	Amounts
	July 30,	July 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(3,342)	$(5,699)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation	1,635	1,770
Non-cash inventory (credit) charge (2) (3)	(717)	1,421
Amortization	96	105
Stock-based compensation	322	252
Deferred income taxes	(86)	(15)
Gain on sale of equipment	(270)	(64)
Non-cash restructuring expense	237	—
Foreign currency exchange gain	(372)	(161)
Changes in assets and liabilities:
Accounts receivable	2,112	(2,643)
Inventories	1,792	1,223
Other current assets	(526)	(955)
Other assets	(134)	21
Accounts payable	(2,353)	9,338
Deferred revenue	(166)	848
Accrued restructuring	10	—
Accrued expenses and deferred compensation	(2,311)	(413)
Income taxes	(362)	281
Net cash (used in) provided by operating activities	(4,435)	5,309
Cash flows from investing activities:
Capital expenditures	(513)	(711)
Proceeds from the sale of equipment	294	166
Proceeds from note receivable	60	—
Proceeds from the sale of long-term investments (rabbi trust)	780	23
Purchase of long-term investments (rabbi trust)	(247)	(236)
Net cash provided by (used in) investing activities	374	(758)
Cash flows from financing activities:
Payments of debt issuance costs	—	(161)
Net cash used in financing activities	—	(161)
Effect of exchange rate changes on cash and cash equivalents	(91)	(66)
(Decrease) increase in cash and cash equivalents	(4,152)	4,324
Cash and cash equivalents at beginning of year	20,964	14,550
Cash and cash equivalents at end of period	$16,812	$18,874
Free Cash Flow (1)	$(4,152)	$4,485

(1) See next page for Reconciliation of Free Cash Flow for the three-month periods ending July 30, 2023, and July 31, 2022, respectively.

(2) The non-cash inventory credit of $717,000 for the three-months ending July 30, 2023, represents an $896,000 credit related to adjustments made to our inventory markdown reserve estimated based on our policy for aged inventory for both our operating segments, partially offset by a charge of $179,000 for markdowns of inventory related to the discontinuation of our cut and sew upholstery fabrics operation located in Ouanaminthe, Haiti.

(3) The non-cash inventory charge of $1.4 million for the three-months ending July 31, 2022, represents adjustments made to our inventory markdown reserve estimated based on our policy for aged inventory for both our operating segments.

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CULP Announces Results for First Quarter Fiscal 2024, With Better-Than-Expected Operating Improvement and Continued Solid Financial Position

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Reconciliation of Free Cash Flow:

	THREE MONTHS ENDED
	Amounts
	July 30,	July 31,
	2023	2022
A) Net cash (used in) provided by operating activities	$(4,435)	$5,309
B) Minus: Capital expenditures	(513)	(711)
C) Plus: Proceeds from the sale of equipment	294	166
D) Plus: Proceeds from note receivable	60	—
E) Plus: Proceeds from the sale of long-term investments (rabbi trust)	780	23
F) Minus: Purchase of long-term investments (rabbi trust)	(247)	(236)
G) Effects of exchange rate changes on cash and cash equivalents	(91)	(66)
Free Cash Flow	$(4,152)	$4,485

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CULP Announces Results for First Quarter Fiscal 2024, With Better-Than-Expected Operating Improvement and Continued Solid Financial Position

August 30, 2023

CULP, INC.

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE THREE MONTHS ENDED JULY 30, 2023, AND JULY 31, 2022

Unaudited

(Amounts in Thousands)

	THREE MONTHS ENDED
	Amounts			Percent of Total Sales
	July 30,	July 31,	% Over	July 30,	July 31,
Net Sales by Segment	2023	2022	(Under)	2023	2022
Mattress Fabrics	$29,222	$29,371	(0.5)%	51.6%	46.9%
Upholstery Fabrics	27,440	33,233	(17.4)%	48.4%	53.1%
Net Sales	$56,662	$62,604	(9.5)%	100.0%	100.0%

Gross Profit				Gross Margin
Mattress Fabrics	$1,994	$(37)	N.M.	6.8%	(0.1)%
Upholstery Fabrics	5,270	4,165	26.5%	19.2%	12.5%
Total Segment Gross Profit	7,264	4,128	76.0%	12.8%	6.6%
Restructuring Related Charge (3)	(179)	—	100.0%	(0.3)%	—
Gross Profit	$7,085	$4,128	71.6%	12.5%	6.6%

Selling, General and Administrative Expenses by Segment				Percent of Sales
Mattress Fabrics	$3,393	$2,885	17.6%	11.6%	9.8%
Upholstery Fabrics	3,941	3,622	8.8%	14.4%	10.9%
Unallocated Corporate Expenses	2,495	2,359	5.8%	4.4%	3.8%
Selling, General and Administrative Expenses	$9,829	$8,866	10.9%	17.3%	14.2%

(Loss) Income from Operations by Segment				Operating Margin
Mattress Fabrics	$(1,398)	$(2,921)	(52.1)%	(4.8)%	(9.9)%
Upholstery Fabrics	1,328	542	145.0%	4.8%	1.6%
Unallocated Corporate Expenses	(2,495)	(2,359)	5.8%	(4.4)%	(3.8)%
Total Segment Loss from Operations	(2,565)	(4,738)	(45.9)%	(4.5)%	(7.6)%
Restructuring Related Charge (3)	(179)	—	100.0%	(0.3)%	—
Restructuring Expense (3)	(338)	—	100.0%	(0.6)%	—
Loss from Operations	$(3,082)	$(4,738)	(35.0)%	(5.4)%	(7.6)%

Return on Capital (1)
Mattress Fabrics	(25.4)%	(2.9)%	775.9%
Upholstery Fabrics	18.2%	19.6%	(7.1)%
Unallocated Corporate	N.M.	N.M.	N.M.
Consolidated	(28.6)%	(7.1)%	302.8%

Capital Employed (1) (2)
Mattress Fabrics	$61,056	$78,908	(22.6)%
Upholstery Fabrics	12,357	20,291	(39.1)%
Unallocated Corporate	4,086	4,251	(3.9)%
Consolidated	$77,499	$103,450	(25.1)%

Depreciation Expense by Segment
Mattress Fabrics	$1,455	$1,568	(7.2)%
Upholstery Fabrics	180	202	(10.9)%
Depreciation Expense	$1,635	$1,770	(7.6)%

Notes

(1) See pages 13 through 16 for our Return on Capital Employed by Segment for the three-months ending July 30, 2023 and July 31, 2022.

(2) The capital employed balances are as of July 30, 2023 and July 31, 2022.

(3) See next page for our Reconciliation of Selected Income Statement Information to Adjusted Results for the three-months ending July 30, 2023.

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CULP Announces Results for First Quarter Fiscal 2024, With Better-Than-Expected Operating Improvement and Continued Solid Financial Position

August 30, 2023

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR THREE MONTHS ENDED JULY 30, 2023

Unaudited

(Amounts in Thousands)

	As Reported		July 30, 2023
	July 30,		Adjusted
	2023	Adjustments	Results
Net sales	$56,662	—	$56,662
Cost of sales (1)	(49,577)	179	(49,398)
Gross profit	7,085	179	7,264
Selling, general and administrative expenses	(9,829)	—	(9,829)
Restructuring expense (2)	(338)	338	—
Loss from operations	$(3,082)	517	$(2,565)

Notes

(1) Cost of sales for the three-months ending July 30, 2023, includes restructuring related charges totaling $179,000 for the markdowns of inventory related to the discontinuation of production of cut and sewn upholstery kits at our facility in Ouanaminthe, Haiti.

(2) Restructuring expense of $338,000 for the three-months ending July 30, 2023, represents a $237,000 impairment charge related mostly to certain machinery and equipment and $101,000 of employee termination benefits related to the discontinuation of production of cut and sewn upholstery kits at our facility in Ouanaminthe, Haiti.

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CULP Announces Results for First Quarter Fiscal 2024, With Better-Than-Expected Operating Improvement and Continued Solid Financial Position

August 30, 2023

CULP, INC.

CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA

FOR THE TWELVE MONTHS ENDED JULY 30, 2023, AND JULY 31, 2022

Unaudited

(Amounts in Thousands)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Trailing 12 Months
	October 30,	January 29,	April 30,	July 30,	July 30,
	2022	2023	2023	2023	2023
Net loss (1)	$(12,173)	$(8,968)	$(4,681)	$(3,342)	$(29,164)
Income tax expense	1,150	286	798	701	2,935
Interest income, net	(79)	(196)	(239)	(345)	(859)
Depreciation expense	1,719	1,739	1,619	1,635	6,712
Restructuring expense	615	711	70	338	1,734
Restructuring related charge	98	—	—	179	277
Amortization expense	109	109	115	96	429
Stock based compensation	313	322	258	322	1,215
Adjusted EBITDA (1)	$(8,248)	$(5,997)	$(2,060)	$(416)	$(16,721)

% Net Sales	(14.1)%	(11.4)%	(3.4)%	(0.7)%	(7.3)%

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Trailing 12 Months
	October 31,	January 30,	May 1,	July 31,	July 31,
	2021	2022	2022	2022	2022
Net income (loss)	$851	$(289)	$(6,023)	$(5,699)	$(11,160)
Income tax expense	444	1,284	253	896	2,877
Interest income, net	(59)	(214)	(9)	(17)	(299)
Depreciation expense	1,745	1,732	1,791	1,770	7,038
Amortization expense	146	150	142	105	543
Stock based compensation	435	171	253	252	1,111
Adjusted EBITDA	$3,562	$2,834	$(3,593)	$(2,693)	$110

% Net Sales	4.8%	3.5%	(6.3)%	(4.3)%	0.0%

% Over (Under)	(331.6)%	(311.6)%	(42.7)%	(84.6)%	N.M.

(1) Net loss and adjusted EBITDA for the quarter ended October 30, 2022, and the twelve-month period ended July 30, 2023, includes a non-cash charge totaling $5.2 million, which represents a $2.9 million impairment charge associated with our mattress fabrics segment and $2.3 million related to markdowns of inventory estimated based on our policy for aged inventory for both operating segments.

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CULP Announces Results for First Quarter Fiscal 2024, With Better-Than-Expected Operating Improvement and Continued Solid Financial Position

August 30, 2023

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED JULY 30, 2023

Unaudited

(Amounts in Thousands)

	Adjusted Operating (Loss) Income
	Twelve Months Ended	Average Capital	Return on Avg. Capital
	July 30, 2023 (1)	Employed (3)	Employed (2)
Mattress Fabrics	$(17,159)	$67,685	(25.4)%
Upholstery Fabrics	2,781	15,283	18.2%
Unallocated Corporate	(10,434)	3,862	N.M.
Total	$(24,812)	$86,830	(28.6)%

Average Capital Employed	As of the three Months Ended July 30, 2023				As of the three Months Ended April 30, 2023				As of the three Months Ended January 29, 2023
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$72,286	37,592	33,024	142,902	$75,494	39,127	37,562	152,183	$75,393	39,817	35,388	150,598
Total liabilities	(11,230)	(25,235)	(20,320)	(56,785)	(11,387)	(29,638)	(22,078)	(63,103)	(9,511)	(24,367)	(23,216)	(57,094)
Subtotal	$61,056	$12,357	$12,704	$86,117	$64,107	$9,489	$15,484	$89,080	$65,882	$15,450	$12,172	$93,504
Cash and cash equivalents	—	—	(16,812)	(16,812)	—	—	(20,964)	(20,964)	—	—	(16,725)	(16,725)
Short-term investments - Rabbi Trust	—	—	(791)	(791)	—	—	(1,404)	(1,404)	—	—	(2,420)	(2,420)
Current income taxes receivable	—	—	(202)	(202)	—	—	—	—	—	—	(238)	(238)
Long-term investments - Rabbi Trust	—	—	(7,204)	(7,204)	—	—	(7,067)	(7,067)	—	—	(7,725)	(7,725)
Deferred income taxes - non-current	—	—	(476)	(476)	—	—	(480)	(480)	—	—	(463)	(463)
Deferred compensation - current	—	—	791	791	—	—	1,404	1,404	—	—	2,420	2,420
Accrued restructuring	—	—	10	10	—	—	—	—	—	—	—	—
Income taxes payable - current	—	—	526	526	—	—	753	753	—	—	467	467
Income taxes payable - long-term	—	—	2,710	2,710	—	—	2,675	2,675	—	—	2,648	2,648
Deferred income taxes - non-current	—	—	5,864	5,864	—	—	5,954	5,954	—	—	6,089	6,089
Deferred compensation non-current	—	—	6,966	6,966	—	—	6,842	6,842	—	—	7,590	7,590
Total Capital Employed	$61,056	$12,357	$4,086	$77,499	$64,107	$9,489	$3,197	$76,793	$65,882	$15,450	$3,815	$85,147

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CULP Announces Results for First Quarter Fiscal 2024, With Better-Than-Expected Operating Improvement and Continued Solid Financial Position

August 30, 2023

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED JULY 30, 2023

Unaudited

(Amounts in Thousands)

	As of the three Months Ended October 30, 2022				As of the three Months Ended July 31, 2022
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$78,366	44,934	38,330	161,630	$90,842	51,053	38,595	180,490
Total liabilities	(9,895)	(26,108)	(23,519)	(59,522)	(11,934)	(30,762)	(23,799)	(66,495)
Subtotal	$68,471	$18,826	$14,811	$102,108	$78,908	$20,291	$14,796	$113,995
Cash and cash equivalents	—	—	(19,137)	(19,137)	—	—	(18,874)	(18,874)
Short-term investments - Rabbi Trust	—	—	(2,237)	(2,237)	—	—	—	—
Current income taxes receivable	—	—	(510)	(510)	—	—	(798)	(798)
Long-term investments - Rabbi Trust	—	—	(7,526)	(7,526)	—	—	(9,567)	(9,567)
Deferred income taxes - non-current	—	—	(493)	(493)	—	—	(546)	(546)
Deferred compensation - current	—	—	2,237	2,237	—	—	—	—
Accrued restructuring	—	—	33	33	—	—	—	—
Income taxes payable - current	—	—	969	969	—	—	587	587
Income taxes payable - long-term	—	—	2,629	2,629	—	—	3,118	3,118
Deferred income taxes - non-current	—	—	5,700	5,700	—	—	6,007	6,007
Deferred compensation non-current	—	—	7,486	7,486	—	—	9,528	9,528
Total Capital Employed	$68,471	$18,826	$3,962	$91,259	$78,908	$20,291	$4,251	$103,450

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total
Average Capital Employed (3)	$67,685	$15,283	$3,862	$86,830

Notes

(1) See last page of this presentation for calculation.

(2) Return on average capital employed represents the twelve-months operating (loss) income as of July 30, 2023, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term and long-term investments – Rabbi Trust, income taxes receivable and payable, accrued restructuring, noncurrent deferred income tax assets and liabilities, and current and non-current deferred compensation.

(3) Average capital employed was computed using the five quarterly periods ending July 30, 2023, April 30, 2023, January 29, 2023, October 30, 2022, and July 31, 2022.

(4) Intangible assets are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.

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CULP Announces Results for Fourth Quarter and Fiscal 2023, Ends Year with Quarterly Sales and Operating Improvement and Higher Cash Position

June 28, 2023

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED JULY 31, 2022

Unaudited

(Amounts in Thousands)

	Adjusted Operating (Loss) Income
	Twelve Months Ended	Average Capital	Return on Avg. Capital
	July 31, 2022 (1)	Employed (3)	Employed (2)
Mattress Fabrics	$(2,319)	$80,780	(2.9)%
Upholstery Fabrics	3,900	19,936	19.6%
Unallocated Corporate	(8,959)	3,567	N.M.
Total	$(7,378)	$104,283	(7.1)%

Average Capital Employed	As of the three Months Ended July 31, 2022				As of the three Months Ended May 1, 2022				As of the three Months Ended January 30, 2022
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$90,842	51,053	38,595	180,490	$92,609	51,124	33,830	177,563	$103,370	67,272	40,925	211,567
Total liabilities	(11,934)	(30,762)	(23,799)	(66,495)	(8,569)	(25,915)	(23,578)	(58,062)	(16,540)	(45,596)	(22,697)	(84,833)
Subtotal	$78,908	$20,291	$14,796	$113,995	$84,040	$25,209	$10,252	$119,501	$86,830	$21,676	$18,228	$126,734
Cash and cash equivalents	—	—	(18,874)	(18,874)	—	—	(14,550)	(14,550)	—	—	(11,780)	(11,780)
Short-term investments - Available-For-Sale	—	—	—	—	—	—	—	—	—	—	(438)	(438)
Short-term investments - Held-To-Maturity	—	—	—	—	—	—	—	—	—	—	(1,315)	(1,315)
Current income taxes receivable	—	—	(798)	(798)	—	—	(857)	(857)	—	—	(367)	(367)
Long-term investments - Held-To-Maturity	—	—	—	—	—	—	—	—	—	—	(8,677)	(8,677)
Long-term investments - Rabbi Trust	—	—	(9,567)	(9,567)	—	—	(9,357)	(9,357)	—	—	(9,223)	(9,223)
Deferred income taxes - non-current	—	—	(546)	(546)	—	—	(528)	(528)	—	—	(500)	(500)
Income taxes payable - current	—	—	587	587	—	—	413	413	—	—	240	240
Income taxes payable - long-term	—	—	3,118	3,118	—	—	3,097	3,097	—	—	3,099	3,099
Deferred income taxes - non-current	—	—	6,007	6,007	—	—	6,004	6,004	—	—	5,484	5,484
Deferred compensation	—	—	9,528	9,528	—	—	9,343	9,343	—	—	9,180	9,180
Total Capital Employed	$78,908	$20,291	$4,251	$103,450	$84,040	$25,209	$3,817	$113,066	$86,830	$21,676	$3,931	$112,437

-MORE-

CULP Announces Results for First Quarter Fiscal 2024, With Better-Than-Expected Operating Improvement and Continued Solid Financial Position

August 30, 2023

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED JULY 31, 2022

Unaudited

(Amounts in Thousands)

	As of the three Months Ended October 31, 2021				As of the three Months Ended August 1, 2021
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$97,390	55,862	56,073	209,325	$96,846	55,187	60,215	212,248
Total liabilities	(18,818)	(38,560)	(23,493)	(80,871)	(21,298)	(39,983)	(21,418)	(82,699)
Subtotal	$78,572	$17,302	$32,580	$128,454	$75,548	$15,204	$38,797	$129,549
Cash and cash equivalents	—	—	(16,956)	(16,956)	—	—	(26,061)	(26,061)
Short-term investments - Available-For-Sale	—	—	(9,709)	(9,709)	—	—	(9,698)	(9,698)
Short-term investments - Held-To-Maturity	—	—	(1,564)	(1,564)	—	—	(1,661)	(1,661)
Current income taxes receivable	—	—	(613)	(613)	—	—	(524)	(524)
Long-term investments - Held-To-Maturity	—	—	(8,353)	(8,353)	—	—	(6,629)	(6,629)
Long-term investments - Rabbi Trust	—	—	(9,036)	(9,036)	—	—	(8,841)	(8,841)
Deferred income taxes - non-current	—	—	(452)	(452)	—	—	(455)	(455)
Income taxes payable - current	—	—	646	646	—	—	253	253
Income taxes payable - long-term	—	—	3,099	3,099	—	—	3,365	3,365
Deferred income taxes - non-current	—	—	4,918	4,918	—	—	4,917	4,917
Deferred compensation	—	—	9,017	9,017	—	—	8,795	8,795
Total Capital Employed	$78,572	$17,302	$3,577	$99,451	$75,548	$15,204	$2,258	$93,010

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total
Average Capital Employed (3)	$80,780	$19,936	$3,567	$104,283

Notes

(1) See last page of this presentation for calculation.

(2) Return on average capital employed represents the last twelve-months operating (loss) income as of July 31, 2022, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments Available-For-Sale, short-term and long-term investments Held-To-Maturity, long-term investments – Rabbi Trust, income taxes receivable and payable, noncurrent deferred income tax assets and liabilities, and deferred compensation.

(3) Average capital employed was computed using the five quarterly periods ending July 31, 2022, May 1, 2022, January 30, 2022, October 31, 2021, and August 1, 2021.

(4) Intangible assets are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.

CULP Announces Results for First Quarter Fiscal 2024, With Better-Than-Expected Operating Improvement and Continued Solid Financial Position

August 30, 2023

CULP INC.

CONSOLIDATED STATEMENTS OF ADJUSTED OPERATING (LOSS) INCOME

FOR THE TWELVE MONTHS ENDED JULY 30, 2023, AND JULY 31, 2022

	Quarter Ended
					Trailing 12
					Months
	10/30/2022	01/29/2023	4/30/2023	07/30/2023	07/30/2023
Mattress Fabrics	$(9,002)	$(4,229)	$(2,530)	$(1,398)	$(17,159)
Upholstery Fabrics	262	(420)	1,611	1,328	2,781
Unallocated Corporate	(2,478)	(2,423)	(3,038)	(2,495)	(10,434)
Operating loss	$(11,218)	$(7,072)	$(3,957)	$(2,565)	$(24,812)

	Quarter Ended
					Trailing 12
					Months
	10/31/2021	01/30/2022	5/1/2022	7/31/2022	7/31/2022
Mattress Fabrics	$3,139	$364	$(2,901)	$(2,921)	$(2,319)
Upholstery Fabrics	1,028	2,446	(116)	542	3,900
Unallocated Corporate	(2,527)	(1,707)	(2,366)	(2,359)	(8,959)
Operating income (loss)	$1,640	$1,103	$(5,383)	$(4,738)	$(7,378)
% Over (Under)	(784.0)%	(741.2)%	(26.5)%	(45.9)%	236.3%

-END-